UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 2024

Date of Report (Date of earliest event reported)

COLLECTIVE AUDIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street 16-079

New York, NY 10004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CAUD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

To the extent required, the information below in Item 2.01 regarding the Purchase Agreement (as defined below) and the transactions contemplated thereby are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in that certain Current Report on Form 8-K dated March 1, 2024, Collective Audience, Inc. (the “Company”), a Delaware corporation, entered into two agreements with The Odyssey SAS (dba BeOp) (“BeOp”), a company organized under the laws of France specializing in conversational advertising. The first being a binding Letter of Intent (the “Binding LOI”) whereby the Company was bound to acquire 100% of the ownership of BeOp, subject to certain closing conditions and the second being an interim exclusive joint venture and software license agreement pursuant to which the Company obtained an exclusive license to commercialize the BeOp software in North America during the period between signing the Binding LOI and the expected future closing of the acquisition (the “Interim License Agreement”).

On August 1, 2024, the Company entered into a Share Exchange Agreement (the “Purchase Agreement”) by and among the Company, BeOp, and all shareholders of BeOp (the “Sellers” and each a “Seller”), pursuant to which the Company purchased one hundred percent (100%) of the outstanding equity interests in BeOp, resulting in BeOp becoming a wholly-owned subsidiary of the Company (the “Acquisition”). The Acquisition closed concurrently on August 1, 2024 (the “Closing Date”).

In consideration for the Acquisition, the Company issued a total of 3,006,667 shares of restricted Company common stock to the Sellers (the “Exchange Consideration”), provided, however, the Company held-back 666,667 shares of the Exchange Consideration to be held for a period of twelve (12) months following the Closing Date, to the extent not reduced by any indemnification claims as defined in the Purchase Agreement. (the “Holdback Shares”).

Pursuant to the Purchase Agreement, the Sellers have agreed to enter into lock-up agreements covering the Company common stock issued thereunder whereby such Sellers shall not sell nor transfer any of the Company securities which they hold, subject to certain exceptions, during the Lock-Up Period following the Closing Date. There are two lock-up periods: (i) six (6) months from the Closing Date for external investors of BeOp, (ii) six (6) months from the Closing Date for management and employees of BeOp for 50% of each such Seller’s stock and twelve (12) months from the Closing Date for management and employees of BeOp for the remaining 50% of each such Seller’s stock, (iii) a Change of Control, or (iv) the written consent Company (collectively, the “Lock-Up Period”).

As further consideration for the Acquisition, at the end of December 31, 2025, and upon BeOp reaching its currently forecasted gross revenue and EBITDA for 2024 and 2025, the Company may issue to Sellers an additional €50,000 worth of Company common stock based on a 20-Day VWAP of the Company’s common stock as of December 31, 2025 (the “Earnout Payment”).

As previously disclosed, the closing of the Acquisition was conditioned, in part on BeOp’s debt restructuring proceedings with the Commercial Court of Paris, France (the “Restructured Debt”). As part of the Binding LOI, the Company had contributed to an escrow account (at the direction of the Commercial Court of Paris) €350,000 (the “Escrow”). As of the Closing Date, the Escrow, at the direction of the Commercial Court of Paris, was released to the BeOp. Furthermore, as of the Closing Date, the Sellers and BeOp (within the limits of their respective powers and positions in BeOp prior to the Closing), will continue their role in managing the insolvency procedure before the commercial Court of Paris until its completion to facilitate the orderly completion of such proceedings, at no additional cost to Company. BeOp and the Sellers agree to cooperate in good faith following the closing of the Purchase Agreement to effectuate the completion of said court proceedings before the commercial Court of Paris. The Interim License Agreement was terminated as of the Closing Date as a result of the Acquisition of 100% of BeOp by the Company.

The Purchase Agreement contains standard representations, warranties, covenants, indemnification and other terms customary in similar transactions.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete, and is qualified in its entirety by reference to the complete text of such Purchase Agreement, a copy of is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report regarding the issuance of the Exchange Consideration is incorporated by reference into this Item 3.02.

The issuance of the shares of the Company’s common stock in connection with the Acquisition is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on exemptions from the registration requirements of the Securities Act in transactions not involved in a public offering pursuant to Section 4(a)(2), Regulation D and/or Regulation S of the Securities Act.

Item 7.01 Regulation FD Disclosure

On August 7, 2024, the Company issued a press release announcing the above referenced acquisition of BeOp. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statement

This Current Report, including Exhibit 99.1 attached hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements regarding the Purchase Agreement, the Acquisition, business strategy, and plans are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. These forward-looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information

As permitted by Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description
2.1*	Form of Share Exchange Agreement, by and between the Company, The Odyssey SAS (dba BeOp) and the Sellers, dated August 1, 2024.
99.1	Press Release, dated August 7, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2024	COLLECTIVE AUDIENCE, INC.

	By:	/s/ Peter Bordes
	Name:	Peter Bordes
	Title:	Chief Executive Officer

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